GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
                              201 Park Avenue South
                            New York, New York 10003


VIA EDGAR
---------

February 27, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  1995 Annual Report to Policyowners of:
     The Guardian Real Estate Account of
     Guardian Ins & Ann Company Inc
     (File No. 33-33686)

Dear Sir or Madam:

On behalf of the above-referenced registrant, transmitted herewith please find an electronic copy of the Annual Report to Accountowners for the fiscal period ended December 31, 1995, which is being filed pursuant to Sections 24(b) and 30(b) of the Investment Company Act of 1940 ("Act") and the rules thereunder promulgated.

Pursuant to Section 30(d) of the Act, this report is currently being mailed to all existing accountowners.

Please direct any questions concerning this filing to me at 212-598-8119.

Very truly yours,


/s/ Gregory M. Ward
Gregory M. Ward
Financial Communications Specialist

[PHOTO]

Joseph D. Sargent, CLU
President and CEO


Dear Accountowner:

     As the new President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce the 1995 annual report for The Guardian Real Estate Account. I would like to take a moment and thank Arthur V. Ferrara for his years of stewardship at the helm of The Guardian Insurance & Annuity Company
(GIAC). Although Mr. Ferrara has recently retired from The Guardian as Chairman of the Board and Chief Executive Officer, we are pleased that he will continue to serve on the Board of Directors of The Guardian Insurance & Annuity Company, Inc. In my new position, I look forward to maintaining our commitment of providing you with a full range of insurance and investment options to help you build your future.

     Although 1995 brought changes in leadership at GIAC, we will maintain the tradition of our bedrock-strong commitment to you, our contractowners, and as a provider of superior customer service.

     I invite you to read an interview with The O'Connor Realty Advisors, the Account's investment adviser for the real estate-related assets. They discuss the Account's performance and the investment strategy during 1995.

     Thank you for continuing to invest for your future through GIAC.

Regards,


/s/ Joseph D. Sargent
Joseph D. Sargent, CLU
President and Chief Executive Officer

How has the Account performed in 1995?

The Guardian Real Estate Account had a positive total return of 2.36% for the year ended December 31, 1995.(1)


How has the Account changed this year?

The Somerset Square properties owned by The Guardian Real Estate Account were developed by the Keith Corporation and have been managed by Keith since the buildings were purchased in 1989. Effective January 1, 1996, however, the buildings are being managed by Farley-Whittier Partners, a Hartford-based full service real estate firm. This change should have an operational and financial positive impact on the properties. Farley-Whittier Partners has over 27 years of property management and real estate experience in the Hartford area and offers a competitive fee structure (3% versus 4% for Keith Corporation).

Also, during 1995, Curtin Matheson Scientific (CMS), the tenant which leases 100% of the Account's building in the Atlanta area, was purchased by Fisher Scientific International Inc. Fisher Scientific is an international provider of scientific instruments, equipment and supplies with a stronger balance sheet and superior creditworthiness to CMS.


What factors affected the performance this year?

The value of the Account's real estate holdings was negatively affected by a $1.5 million write-down (a 21% decline from the year-end 1994 value) in the value of Somerset Square properties at the end of 1995. This write-down reflected the continued and projected job losses in the Greater Hartford area, as a result of consolidations in the insurance and banking industries. The Account benefited by our bond holdings, which performed well in the surging U.S. bond markets.


What are your expectations for the coming year?
Somerset Square Properties

The buildings' 1996 cash flows are anticipated to remain stable. Both buildings will remain 100% occupied through 1996 and 1997 due to the leasing arrangements that were made in 1994 and 1995.


Curtin Matheson Scientific

The property's 1996 cash flow is anticipated to remain stable through the tenant's lease expiration in September, 2001. Due to Fisher Scientific's proposed expansion goals, the property may be placed on the market for sublease. However, under terms of the lease, Fisher Scientific will remain liable for the remaining lease obligations.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of net income and the deduction of all unsubsidized Account expenses. During 1995, GIAC subsidized 25% of the Account's operating expenses. The Account's total return would have been lower than reported without this subsidy. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Account will be lower to reflect separate account and contract/policy charges. Past performance is no guarantee of future results. Investment return and principal will fluctuate so that the value of your investment when redeemed may be worth more or less than original cost.

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                          December 31,
                                                                              ----------------------------------
                                                                                  1995                   1994
                                                                              -----------            -----------
ASSETS:
  Investment Properties at fair value (Cost basis: $22,262,034 and
    $22,405,832, respectively) ...................................            $10,950,000            $12,350,000
  Long-term Investments at fair value (Cost basis: $2,467,984 and
    $2,473,870, respectively) ....................................              2,527,808              2,128,404
  Cash ...........................................................                  1,139                  1,402
  Short-term Investments .........................................              1,119,000                905,000
  Receivables ....................................................                 98,179                 86,760
                                                                              -----------            -----------
    TOTAL ASSETS .................................................             14,696,126             15,471,566
                                                                              ===========            ===========
LIABILITIES:
  Accrued Management Advisory Fees ...............................                 45,769                 34,804
  Accrued Expenses ...............................................                115,205                111,489
  Unearned Rent ..................................................                     --                149,457
  Annuitant Mortality Fluctuation Fund ...........................                 81,727                 72,500
  Other Liabilities ..............................................                 41,988                 37,368
                                                                              -----------            -----------
    TOTAL LIABILITIES ............................................                284,689                405,618
                                                                              -----------            -----------
NET ASSETS REPRESENTING
  CONTRACTOWNERS' EQUITY:
  Value Guard II .................................................              4,021,471              4,623,454
  Guardian Investor ..............................................              4,606,301              4,812,744
  ValuePlus ......................................................                465,212                433,899
  The Guardian Insurance & Annuity Co., Inc. .....................              5,318,453              5,195,851
                                                                              -----------            -----------
    TOTAL NET ASSETS .............................................             14,411,437             15,065,948
                                                                              -----------            -----------
    TOTAL LIABILITIES AND NET ASSETS .............................            $14,696,126            $15,471,566
                                                                              ===========            ===========
Number of Units Outstanding:
Variable Annuity Contractowners
  Value Guard II .................................................                464,336                542,296
  Guardian Investor ..............................................                588,474                624,615
ValuePlus Contractowners .........................................                 52,127                 49,518
The Guardian Insurance & Annuity Co., Inc. .......................                568,614                568,614

Unit Value:
Variable Annuity Contractowners
  Value Guard II .................................................                $8.6194                $8.5039
  Guardian Investor ..............................................                $7.7791                $7.6880
ValuePlus Contractowners .........................................                $8.9246                $8.7625
The Guardian Insurance & Annuity Company, Inc. ....................                $9.3534                $9.1377

                      See Notes to the Financial Statements

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                            STATEMENTS OF OPERATIONS
              For the Years Ended December 31, 1995, 1994 and 1993

                                                                 1995               1994               1993
                                                             -----------        -----------        -----------
INVESTMENT INCOME:
  Rental .............................................       $ 2,115,716        $ 1,961,004        $ 2,490,806
  Interest ...........................................           215,641            200,592             50,071
                                                             -----------        -----------        -----------
      Total Income ...................................         2,331,357          2,161,596          2,540,877
                                                             -----------        -----------        -----------
EXPENSES:
  Real Estate Operating Expenses .....................           462,811            401,239            441,262
  Real Estate Taxes ..................................           266,119            265,622            268,860
  Management Advisory Fees ...........................           140,196            139,344            144,789
  Repairs and Maintenance ............................           213,737            222,849            193,859
  Administrative Expenses ............................           106,212            111,070            115,035
                                                             -----------        -----------        -----------
      Total Expenses .................................         1,189,075          1,140,124          1,163,805
                                                             -----------        -----------        -----------
Net Investment Income Before Realized Gains and Net
  Unrealized (Depreciation)/Appreciation .............         1,142,282          1,021,472          1,377,072

Net Unrealized (Depreciation)/Appreciation in Value of
  Investments ........................................          (850,911)        (1,259,381)        (3,478,447)
                                                             -----------        -----------        -----------
Net (Decrease)/Increase in Net Assets Resulting from
  Operations .........................................       $   291,371        $  (237,910)       $(2,101,375)
                                                             ===========        ===========        ===========
Net (Decrease)/Increase in Net Assets Per Unit:
  Value Guard II Contractowners ......................       $      0.12        $     (0.15)       $     (1.22)
                                                             ===========        ===========        ===========
  Guardian Investor Contractowners ...................       $      0.09        $     (0.16)       $     (1.17)
                                                             ===========        ===========        ===========
  ValuePlus Contractowners ...........................       $      0.16        $     (0.13)       $     (1.16)
                                                             ===========        ===========        ===========
  The Guardian Insurance & Annuity Co., Inc. .........       $      0.22        $     (0.08)       $     (1.58)
                                                             ===========        ===========        ===========
Weighted Average Number of Units Outstanding:
  Value Guard II Contractowners ......................           503,389            608,410            735,018
                                                             ===========        ===========        ===========
  Guardian Investor Contractowners ...................           604,926            627,737            559,546
                                                             ===========        ===========        ===========
  ValuePlus Contractowners ...........................            50,606             68,922             67,526
                                                             ===========        ===========        ===========
  The Guardian Insurance & Annuity Co., Inc. .........           568,614            498,989            297,141
                                                             ===========        ===========        ===========

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended December 31, 1995, 1994 and 1993

                                                                                                       The Guardian
                                                             Contractowners                              Insurance
                                   -------------------------------------------------------------         & Annuity
                                      Value Guard II      Guardian Investor        ValuePlus           Company, Inc.
                                   -------------------   --------------------   ----------------   -------------------
                                    Units     Amount      Units      Amount     Units    Amount     Units     Amount       Total
                                   -------  ----------   -------   ----------   ------  --------   -------  ----------  -----------
Balance -- January 1, 1993 .....   808,972  $8,013,756   500,560   $4,498,217   40,416  $408,557   283,185  $2,955,507  $15,876,037

Equity contributed/(withdrawn)
  during 1993 ..................  (136,902) (1,296,702)  100,358      872,515   42,729   408,675   181,774   1,800,000    1,784,488
Net (Decrease)/Increase in
  Net Assets ...................      --      (895,504)       --     (656,878)      --   (78,712)       --    (470,281)  (2,101,375)
                                   -------  ----------   -------   ----------   ------  --------   -------  ----------  -----------

Balance-- December 31, 1993 ....   672,070   5,821,550   600,918    4,713,854   83,145   738,520   464,959   4,285,226   15,559,150

Equity contributed/(withdrawn)
  during 1994 ..................  (129,774  (1,108,091)   23,697      198,176  (33,627) (295,377)  103,655     950,000     (255,292)
Net (Decrease)/Increase in
  Net Assets ...................        --     (90,005)       --      (99,286)      --    (9,244)       --     (39,375)    (237,910)
                                   -------  ----------   -------   ----------   ------  --------   -------  ----------  -----------

Balance-- December 31, 1994 ....   542,296   4,623,454   624,615    4,812,744   49,518   433,899   568,614   5,195,851   15,065,948

Equity contributed/(withdrawn)
  during 1995 ..................   (77,960)   (695,241)  (36,141)    (275,581)   2,609    24,940        --          --     (945,882)
Net (Decrease)/Increase in
  Net Assets ...................        --      93,258        --       69,138       --     6,373        --     122,602      291,371
                                   -------  ----------   -------   ----------   ------  --------   -------  ----------  -----------

Balance-- December 31,1995 .....   464,336  $4,021,471   588,474   $4,606,301   52,127  $465,212   568,614  $5,318,453  $14,411,437
                                   =======  ==========   =======   ==========   ======  ========   =======  ==========  ============


                      See Notes to the Financial Statements

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                            STATEMENTS OF CASH FLOWS
              For the Years Ended December 31, 1995, 1994 and 1993

                                                                        1995               1994               1993
                                                                    -----------        -----------        -----------
OPERATING ACTIVITIES:
  Net Investment Income .....................................       $ 1,142,282        $ 1,021,472        $ 1,377,072
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Change in Other Receivables .............................           (11,419)           (45,247)           (14,626)
    Change in Unearned Rent .................................          (149,457)           (89,472)           238,929
    Change in Accrued Management Advisory Fees ..............            10,965               (802)            19,718
    Change in Accrued Expenses ..............................             3,716             36,312              2,644
    Change in Annuitant Mortality Fluctuation Fund ..........             9,227              6,702             10,536
    Amortization of Premium .................................             5,886              5,887                 --
    Change in Other Liabilities .............................             4,620             (9,139)            24,432
                                                                    -----------        -----------        -----------
  NET CASH PROVIDED BY OPERATING ACTIVITIES .................         1,015,820            925,713          1,658,705
                                                                    -----------        -----------        -----------
INVESTING ACTIVITIES:
  (Purchase)/Sale of Long-Term Investments ..................                --                 --         (2,479,757)
  (Purchase)/Sale of Short-Term Investments .................          (214,000)           295,000           (240,000)
   Capital Improvements, Net of Dispositions ................           143,799           (969,789)          (722,574)
                                                                    -----------        -----------        -----------
  NET CASH PROVIDED BY/(USED IN)
    INVESTING ACTIVITIES ....................................           (70,201)          (674,789)        (3,442,331)
                                                                    -----------        -----------        -----------
FINANCING ACTIVITIES:
    Contractowners' (Withdrawals)/Contributions .............          (945,882)        (1,205,292)           (15,512)
    The Guardian Insurance & Annuity Co., Inc. (Withdrawals)/
      Contributions .........................................                --            950,000          1,800,000
                                                                    -----------        -----------        -----------
  NET CASH PROVIDED BY/(USED IN)
    FINANCING ACTIVITIES ....................................          (945,882)          (255,292)         1,784,488
                                                                    -----------        -----------        -----------
        INCREASE/(DECREASE) IN CASH .........................              (263)            (4,368)               862

        CASH AT BEGINNING OF YEAR ...........................             1,402              5,770              4,908
                                                                    -----------        -----------        -----------
        CASH AT END OF YEAR .................................       $     1,139        $     1,402        $     5,770
                                                                    ===========        ===========        ===========


                      See Notes to the Financial Statements

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1995


Note 1 - Organization

Organization

     The Guardian Real Estate Account (the "Account") of The Guardian Insurance & Annuity Company, Inc. (GIAC) was established in 1987 under Delaware Insurance Law as an insurance company separate account. Participating interests in the Account are registered under the Securities Act of 1933 and are offered by GIAC as an investment option under certain variable life insurance policies and variable deferred annuity contracts (the "Contracts"). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("The Guardian").

     The obligations to Contractowners and beneficiaries arising under the Contracts are general corporate obligations of GIAC. GIAC is the legal owner of the assets in the Account. GIAC will at all times, however, maintain assets in the Account with a total market value at least equal to the amounts credited under each Contract which participates in the Account. These assets may not be charged with liabilities which arise from any other business conducted by GIAC.

     The Board of Directors of GIAC has authorized a total investment of up to $25 million to enable the Account to acquire a portfolio of real estate-related investments to meet its investment objectives and policies. Pursuant to this authority, GIAC has contributed capital to the Account from time to time since its inception to provide funds for acquisitions and to preserve liquidity. GIAC has also withdrawn contributed funds when it has appeared that such withdrawals would not adversely affect the interests of Contractowners and all legal requirements have been met. GIAC's most recent contributions to the Account were made on December 27, 1993, July 27,1994 and October 28, 1994, when $1,800,000,
$400,000 and $550,000 respectively were invested. At December 31, 1995, GIAC maintained 37% ownership of the Account.

     The Account is authorized to invest in income-producing real property, participating mortgage loans, conventional mortgage loans, real property purchase-leaseback transactions and in short-term or intermediate-term debt instruments for liquidity purposes.

     The Account has three properties. Two of the three properties are office buildings located in Glastonbury, Connecticut which were acquired for $7,921,854 and $7,644,386, respectively. The third property is an office distribution facility located in Kennesaw, Georgia which was acquired on October 1, 1991 for $5,134,068, including acquisition fees.

Note 2 - Summary of Significant Accounting Policies

Real Estate Investment Properties

     Investments in real estate are stated at estimated fair value; accordingly, the Account does not record depreciation. Real estate assets owned by the Account are initially valued at their respective purchase prices. Thereafter, the values will ordinarily be based upon appraisal reports on the real estate-related assets prepared by independent real estate appraisers. Independent appraisals are typically performed on at least an annual basis. The Account reserves the right, however, to prepare the annual appraisals internally. The property valuations are also reviewed internally at least every three months and adjusted if it is determined that there has been a change in the value of one or more of the properties since the last valuation.

     The purpose of an appraisal is to estimate the fair value of a property as of a specific date. Fair value is defined as the most probable price for which the appraised property will sell in a competitive market under all conditions requisite to fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self interest, and assuming that neither is under undue duress. This estimation of fair value through the appraisal process inherently requires the exercise of subjective judgements. Capital improvements are recognized only to the extent that the valuation process acknowledges a corresponding increase in fair value. The value of the Account's real estate holdings was negatively affected by a $1.5 million write-down in the value of Somerset Square properties at the end of 1995.


Short-term Investments

     The short-term investments held by the Account will consist of the types and quality of investments authorized for purchase by the Account. These instruments include: U.S. Government securities; securities issued or fully guaranteed by U.S. Government agencies; repurchase agreements; certificates of deposit; banker's acceptances; and commercial paper. Short-term investments are valued at amortized cost which approximates market.

     At December 31, 1995, the Account's short-term investments consisted of a repurchase agreement with State Street Bank and Trust Co. which matures on January 2, 1996. The collateral under the repurchase agreement consists of a U.S. Treasury Note, held in safekeeping in the name of the Account at State Street Bank and Trust Co., the Account's custodian (Note 9). Repurchase agreements held by the Account are fully collateralized (including the interest earned thereon) and marked to market daily during the entire term of such agreements. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Account will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults,the Account maintains the right to sell the collateral and may claim any resulting loss against the seller.


Long-term Investments

     Long-term investments are carried at market value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned.

Revenue Recognition

     Income from properties and other investments, as well as expenses, are recorded on the accrual basis.


Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account. However, GIAC reserves the right to charge taxes attributable to the Account in the future.


Note 3 - Investment Advisory Agreements And Related Parties Transactions

     The investment managers of the Account are O'Connor Realty Advisors Incorporated ("O'Connor Realty") and Guardian Investor Services Corporation ("GISC"). O'Connor Realty, a wholly owned subsidiary of J.W. O'Connor & Co., Inc., provides various management services with respect to the real estate-related investments of the Account. GISC, a wholly owned subsidiary of GIAC, provides services with respect to the assets maintained in cash and short-term and intermediate-term marketable debt instruments.

     The Account is charged a daily fee to compensate O'Connor Realty for its investment management services. This fee amounts to 1.0% per year of the average daily assets of the Account managed by O'Connor Realty. The Account is also charged a daily fee to compensate GISC for its investment management services. This fee amounts to 0.50% per year of the average daily net assets of the Account managed by GISC.

     GIAC has been assuming certain operating expenses of the Account since the Account's inception. The amount of this subsidy has declined from 100% of such expenses to the present level of 25%. GIAC has agreed to continue its 25% assumption of certain operating expenses of the Account during 1995. For the year ended December 31, 1995, GIAC assumed expenses of $25,573 related to the Account. Total expenses assumed by GIAC were $32,362 and $31,440 for the years ended December 31, 1994 and 1993, respectively.

     For the year ended December 31, 1995, investment management fees earned by GISC totalled $16,702 and investment management fees earned by O'Connor Realty totalled $123,495. For the year ended December 31, 1994, investment management fees earned by GISC totalled $16,446 and investment management fees earned by O'Connor Realty totalled $122,898. For the year ended December 31, 1993, investment management fees earned by GISC totalled $7,817 and investment management fees earned by O'Connor Realty totalled $136,472. No portion of the expenses directly related to the operations of the real estate-related investments or O'Connor Realty's investment management fee are subsidized.


Note 4 - Real Estate-Related Expenses

     In addition to investment management fees and expenses, certain other expenses and charges attributable to the real estate-related operations of the Account are also charged against the Account. All costs of acquisition, administration and disposition of the real estate-related investments are charged to the Account. These costs include brokerage fees, appraisal fees, attorneys' fees, architects' fees, engineers' fees and accountants' fees incurred in connection with the investment process. In addition, the Account will incur recurring costs such as mortgage servicing fees, annual audit charges, appraisal fees, accounting and legal fees and various administrative expenses. Other expenses, such as insurance costs, taxes and property management fees, will ordinarily be deducted from rental income, thereby reducing the gross income of the Account.


Note 5 - Leases

     The buildings in the Account are leased to corporate tenants under various lease arrangements. The leases expire at various times through 2000 in the Glastonbury, Connecticut buildings. Leases renewed during 1993 and 1994 provide for rental payments which are generally lower than previous rental rates, reflecting market declines. The lease for the Kennesaw, Georgia facility expires in the third quarter of 2001. Aggregate minimum rentals for the three buildings are as follows:

          Fiscal Year Ending
             December 31,
             ------------
                 1996                                     2,113,057
                 1997                                     2,189,861
                 1998                                     1,817,825
                 1999                                     1,362,710
                 2000                                       699,897
                 2001                                       470,250
                                                         ----------
                 Total                                   $8,653,600
                                                         ==========

     Certain leases provide for additional rents based upon operating costs in excess of given base amounts. For the year ended December 31, 1995, rental income included approximately $79,089 of such additional rental income. For the years ended December 31, 1994 and 1993, rental income included approximately $86,757 and $243,000, respectively, of such additional rental income.


Note 6 - Annuitant Mortality Fluctuation Fund

     The Annuitant Mortality Fluctuation Fund is a special fund established in response to various regulatory requirements and provides for any possible adverse experience inherent in the transaction of annuity business.


Note 7 - Other Charges

     Included in the Account's total expenses are mortality and expense risk charges which are calculated on a daily basis and applied to the Contracts and thus to each Contractowner's interest by GIAC.

NOTE 8

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                   REAL ESTATE

                                December 31, 1995

                                                                           Costs
                                                                        capitalized
                                                                        subsequent
                                                                             to                      Gross cost
                             Initial cost to Account                    acquisitions              at close of period
                             -----------------------                    ------------              ------------------
                                                          Buildings     Improvements                   Buildings
                                                             and        and Carrying                     and
Description                  Encumbrances     Land       Improvements       Costs          Land      Improvements       Total
------------------------------------------------------------------------------------------------------------------------------------
45 Somerset Square
  Office Building --
  Glastonbury, CT. ..........     $0       $  871,668    $ 7,050,186      $  994,982    $  871,668    $ 8,045,168    $ 8,916,836

115 Somerset Square
  Office Building --
  Glastonbury, CT. ..........      0          843,441      6,800,945         566,744       843,441      7,367,689      8,211,130

955 Cobb Place Blvd.
  Office Building
  Warehouse Facility --
  Kennesaw, GA. .............      0          751,187      4,382,881               0       751,187      4,382,881      5,134,068
------------------------------------------------------------------------------------------------------------------------------------
    Total ...................     $0       $2,466,296    $18,234,012      $1,561,726    $2,466,296    $19,795,738    $22,262,034
====================================================================================================================================


                                           Date of                Date            Fair
Description                             Construction            Acquired          Value
---------------------------------------------------------------------------------------------
45 Somerset Square                 Construction completed
  Office Building --                in late 1988 and early
  Glastonbury, CT. ..........               1989                 6/12/89       $ 2,800,000

115 Somerset Square                Construction completed
  Office Building --                in late 1988 and early
  Glastonbury, CT. ..........          1989                      6/12/89         2,950,000

955 Cobb Place Blvd.
  Office Building
  Warehouse Facility --            Construction completed
  Kennesaw, GA. .............           in late 1991            10/01/91         5,200,000
---------------------------------------------------------------------------------------------
    Total ...................                                                  $10,950,000
=============================================================================================


                                                         December 31,     December 31,     December 31,
A) Reconciliation of investment property owned:             1995              1994             1993
                                                         -----------------------------------------------
   Real Estate at beginning of year ................     22,405,832        $21,436,043       $20,713,469
   Net Acquisitions (dispositions) .................             --                 --                --
   Capital Improvements and Carrying Costs .........       (143,798)           969,789           722,574
                                                         -----------------------------------------------
   Balance at the end of the year ..................     22,262,034        $22,405,832       $21,436,043
                                                         ===============================================

B) Total tax basis for properties based on historical
     cost:
   45 Somerset Square Office Building --
     Glastonbury, CT. ...................................    $7,552,189
   115 Somerset Square Office Building --
     Glastonbury, CT. ...................................     6,889,584
   955 Cobb Place Blvd. Office Building
     Warehouse Facility --
     Kennesaw, GA. ......................................     4,673,248

NOTE 9
                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                              MARKETABLE SECURITIES
                      For the Year Ended December 31, 1995

                                                                                   Market Value    Amount Carried
               Description                         Par Value         Cost            12/31/95     on Balance Sheet
               -----------                         ---------         ----          ------------   ----------------
Marketable Securities:
  Repurchase Agreement
    State Street Bank and Trust Company
      repurchase agreement at 5.60%
      due 1/2/96, maturity value $1,119,696
      (collateralized by $1,050,000 U.S. ..
      Treasury Notes plus accrued interest,
      7.125% due 2/29/00, market value at
      12/29/95 was $1,141,765) ............       $1,119,000       $1,119,000       $1,119,000       $1,119,000
                                                  ----------       ----------       ----------       ----------
  Fixed Maturities:
    Indianapolis Power & Light Company
      7.375% due 8/1/07 ...................        1,000,000        1,066,548        1,090,400        1,090,400
    GTE Southwest Inc. ....................
      6.54% due 12/1/05 ...................        1,400,000        1,401,436        1,437,408        1,437,408
                                                  ----------       ----------       ----------       ----------
                                                   2,400,000        2,467,984        2,527,808        2,527,808
                                                  ----------       ----------       ----------       ----------
Total Marketable Securities ...............       $3,519,000       $3,586,984       $3,646,808       $3,646,808
                                                  ==========       ==========       ==========       ==========

                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
of The Guardian Insurance & Annuity Company, Inc.

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets and of cash flows present fairly, in all material respects, the financial position of The Guardian Real Estate Account of The Guardian Insurance & Annuity Company, Inc. at December 31, 1995 and 1994 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As explained in Note 2, the financial statements include real estate investments the values of which have been determined by The Guardian Insurance & Annuity Company, Inc. in accordance with procedures described in the Note, which included receipt of independent appraisers' reports. We have tested the procedures used by The Guardian Insurance & Annuity Company, Inc. in arriving at its determination of fair value and have tested underlying documentation. In the circumstances, we believe the procedures are reasonable and the documentation appropriate. Because of the subjectivity inherent in any determination of fair value of real estate, and because the real estate investments are held for long-term operation and appreciation and thus are not presently for sale, amounts ultimately realized from the real estate investments may vary significantly from the fair values presented.




PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

[LOGO] The Guardian(R)                                         FIRST CLASS MAIL
                                                               U.S. POSTAGE PAID
       The Guardian Insurance & Annuity Company, Inc.          NEWARK, NJ
                                                               PERMIT NO. 45
       201 Park Avenue South
       New York, NY 10003







EB-011034 12/95                                 [LOGO] Printed on recycled paper






[LOGO] The Guardian(R)

The Guardian Insurance &
Annuity Company, Inc.
A wholly owned subsidiary of The Guardian Life
Insurance Company of America



Annual Report to
Contractowners



THE
GUARDIAN
REAL ESTATE
ACCOUNT



Executive Offices
201 Park Avenue South
New York, New York 10003


Customer Service Office
P.O. Box 26100
Lehigh Valley, Pennsylvania 18002-6100
1-800-221-3253




DECEMBER 31, 1995